SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 23, 2003
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

ITEM 9.  Regulation FD Disclosure

The following information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" as provided in the Securities and Exchange Commission's interim guidance regarding Form 8-K, Item 12 filing requirements (Release No. 34-47583). Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 23, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 27, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: April 29, 2003                   By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated April 23, 2003